Security Information

Security Purchased

Cusip
032511AY3

Issuer
ANADARKO PETROLEUM CORP

Underwriters
Citigroup, CSFB, Goldman Sachs, UBS, BoA,
BMO Capital Markets, BNP Paribas, DBSI,
Greenwich Capital Markets, LaSalle Bank
NA,
Mitsubishi UFJ, Morgan Stanley, Wachovia,
Calyon, DnB NOR Markets, Scotia Capital,
SG
Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
APC 6.45% 9/15/2036


Is the affiliate a manager or co-manager of offering?
Sr Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/14/2006


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public
offering
0


Total
1,750,000,000


Public offering price
99.21


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB-


Current yield
6.48%


Benchmark vs Spread (basis points)
160 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds

DWS Core Plus Income Fund
New York
1,780,000
 $
1,765,902
0.10%



DWS Lifecycle Long Range Fund
New York
660,000
 $                   654,773
0.04%



Total

2,440,000
 $
2,420,675
0.14%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased


Cusip
045054AA1


Issuer
ASHTEAD CAPITAL INC


Underwriters
Citigroup, DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
AHTLN 9% 8/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/1/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public
offering
0


Total
550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B


Current yield
9.00%


Benchmark vs Spread (basis points)
401 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
215,000
 $                   215,000
0.04%

DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%

DWS High Income Fund
Chicago
2,765,000
 $
2,765,000
0.50%



DWS High Income Trust
Chicago
325,000
 $                   325,000
0.06%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%



DWS Multi Market Income Trust
Chicago
160,000
 $                   160,000
0.03%



DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.03%



DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds

DWS Core Plus Income Fund
New York
15,000
 $                     15,000
0.00%
DWS High Income Plus Fund
New York
515,000
 $                   515,000
0.09%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%



Total

4,845,000
4,845,000
0.88%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

**Where Fund Performance is listed as
0.00%, the security was sold on the same day it was purchased.

Security Information

Security Purchased

Cusip
136385AJ0

Issuer
CANADIAN NATURAL RESOURCES

Underwriters
Citigroup, JP Morgan, BoA, BMO Capital
Markets, BNP Paribas, CIBC World Markets,
Daiwa Securities, DBSI, Lazard, RBS
Greenwich Capital, Scotia Capital

Years of continuous operation, including predecessors
> 3 years

Security
CNQ 6.5% 2/15/2037

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/10/2006

Total amount of offering sold to QIBs
450,000,000

Total amount of any concurrent public
offering
0

Total
450,000,000

Public offering price
99.34

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa1/BBB+

Current yield
6.54%

Benchmark vs Spread (basis points)
143 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

New York Funds

DWS Core Fixed Income Fund
New York
5,960,000
 $
5,920,902
1.32%

DWS Core Plus Income Fund
New York
2,575,000
 $
2,558,108
0.57%

Total

8,535,000
 $
8,479,010
1.90%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
20030NAR2

Issuer
COMCAST CORP

Underwriters
BoA, JP Morgan, Wachovia, ABN Amro, Bank of
NY, Barclays, BNP Paribas, Citigroup,
Daiwa
Securities, DBSI, Goldman Sachs, Lazard
Capital
Markets, Lehman Brothers, Merrill Lynch,
Morgan
Stanley, Royal Bank of Scotland, Suntrust
Capital
Markets, UBS, Blaylock & Co, Cabrera
Capital
Markets, Guzman & Co, Loop Capital
Markets,
MR Beal & Co, Muriel Siebert & Co,
Ramirez &
Co, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
CMCSA 5.875% 2/15/2018

Is the affiliate a manager or co-manager of offering?
Senior Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/14/2006

Total amount of offering sold to QIBs
900,000,000

Total amount of any concurrent public
offering
0

Total
900,000,000

Public offering price
99.86

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB+

Current yield
5.88%

Benchmark vs Spread (basis points)
132 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Core Fixed Income VIP
Chicago
450,000
 $
449,352
0.05%

New York Funds

DWS Bond VIP
New York
231,000
 $
230,667
0.03%

DWS Core Fixed Income Fund
New York
1,502,000
 $
1,499,837
0.17%

DWS Core Plus Income Fund
New York
152,000
 $
151,781
0.02%

DWS Lifecycle Long Range Fund
New York
354,000
 $
353,490
0.04%

Total

2,689,000
 $
2,685,128
0.30%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
345397VC4

Issuer
FORD MOTOR CREDIT CO

Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
F 8% 12/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/11/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
98.32

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.13%

Rating
B1/B
Current yield
8.14%

Benchmark vs Spread (basis points)
373 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
125,000
 $                   122,903
0.01%

DWS Balanced VIP
Chicago
100,000
 $                     98,322
0.01%

DWS High Income Fund
Chicago
1,530,000
 $
1,504,327
0.10%

DWS High Income Trust
Chicago
175,000
 $                   172,064
0.01%

DWS High Income VIP
Chicago
265,000
 $                   260,553
0.02%

DWS Multi Market Income Trust
Chicago
100,000
 $                     98,322
0.01%

DWS Strategic Income Fund
Chicago
100,000
 $                     98,322
0.01%

DWS Strategic Income Trust
Chicago
100,000
 $                     98,322
0.01%

DWS Strategic Income VIP
Chicago
100,000
 $                     98,322
0.01%

New York Funds

DWS Bond VIP
New York
100,000
 $                     98,322
0.01%

DWS Core Plus Income Fund
New York
270,000
 $                   265,469
0.02%

DWS High Income Plus Fund
New York
305,000
 $                   299,882
0.02%

DWS Short Duration Plus Fund
New York
100,000
 $                     98,322
0.01%

Total

3,370,000
 $
3,313,451
0.22%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
345397VD2

Issuer
FORD MOTOR CREDIT CO

Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
F FRN 1/13/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/11/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
98.76

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
B1/B

Current yield
8.08%

Benchmark vs Spread (basis points)
99 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
220,000
 $                   217,268
0.01%

DWS Balanced VIP
Chicago
100,000
 $                     98,758
0.01%

DWS High Income Fund
Chicago
2,710,000
 $
2,676,342
0.18%

DWS High Income Trust
Chicago
315,000
 $                   311,088
0.02%

DWS High Income VIP
Chicago
475,000
 $                   469,101
0.03%

DWS Multi Market Income Trust
Chicago
165,000
 $                   162,951
0.01%

DWS Strategic Income Fund
Chicago
175,000
 $                   172,827
0.01%

DWS Strategic Income Trust
Chicago
100,000
 $                     98,758
0.01%

DWS Strategic Income VIP
Chicago
100,000
 $                     98,758
0.01%

New York Funds

DWS Bond VIP
New York
320,000
 $                   316,026
0.02%

DWS Core Plus Income Fund
New York
1,070,000
 $
1,056,711
0.07%

DWS High Income Plus Fund
New York
540,000
 $                   533,293
0.04%

DWS Short Duration Plus Fund
New York
100,000
 $                     98,758
0.01%

Total

6,390,000
 $
6,310,636
0.43%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
721467AE8

Issuer
PILGRIM'S PRIDE CORP

Underwriters
Lehman Brothers, BoA, BMO Capital
Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co

Years of continuous operation, including predecessors
> 3 years

Security
PPC 7.625% 5/1/2015

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public
offering
0

Total
400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.67%

Rating
B1/B

Current yield
7.63%

Benchmark vs Spread (basis points)
227 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

New York Funds

DWS Bond VIP
New York
75,000
 $                     75,000
0.02%

DWS Core Plus Income Fund
New York
25,000
 $                     25,000
0.01%

Total

100,000
 $                   100,000
0.03%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
721467AF5

Issuer
PILGRIM'S PRIDE CORP

Underwriters
Lehman Brothers, BoA, BMO Capital
Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co

Years of continuous operation, including predecessors
> 3 years

Security
PPC 8.375% 5/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2007

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public
offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.67%

Rating
B2/B

Current yield
8.38%

Benchmark vs Spread (basis points)
361 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

New York Funds

DWS Bond VIP
New York
195,000
 $                   195,000
0.08%

DWS Core Plus Income Fund
New York
60,000
 $                     60,000
0.02%

Total

255,000
 $                   255,000
0.10%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
75970HAD2

Issuer
RENNAISSANCE HOME EQUITY LOAN TRUST

Underwriters
RBS Greenwich Capital, DBSI, JP Morgan,
BoA,
Citigroup

Years of continuous operation, including predecessors
> 3 years

Security
RAMC 2006-4 AF1 1/25/2037

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
RBS Greenwich Capital

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/1/2006

Total amount of offering sold to QIBs
177,200,000

Total amount of any concurrent public
offering
0

Total
177,200,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
Aaa/AAA

Current yield
5.55%

Benchmark vs Spread (basis points)
67 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

New York Funds

DWS Core Plus Income Fund
New York
3,085,000
 $                  3,085,000
1.74%

DWS Short Duration Fund
New York
575,000
 $                     575,000
0.32%

Total

3,660,000
 $                  3,660,000
2.07%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
852061AD2

Issuer
SPRINT NEXTEL CORP

Underwriters
BoA, Citigroup, JP Morgan, Barclays, Bear
Stearns, Goldman Sachs, Greenwich Capital
Markets, Lazard Capital Markets, Lehman
Brothers, Wachovia, Daiwa Securities,
DBSI,
Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
S 6% 12/1/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/15/2006

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public
offering
0

Total
2,000,000,000

Public offering price
 $
99.62

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa3/BBB+

Current yield
6.02%

Benchmark vs Spread (basis points)
143 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
2,400,000
 $
2,390,832
0.12%

DWS Balanced VIP
Chicago
805,000
 $                   801,925
0.04%

DWS Core Fixed Income VIP
Chicago
1,035,000
 $
1,031,046
0.05%

New York Funds

DWS Bond VIP
New York
615,000
 $                   612,651
0.03%

DWS Core Fixed Income Fund
New York
4,060,000
 $4,044,491 0.20%
DWS Core Plus Income Fund
New York
1,975,000
 $
1,967,456
0.10%

DWS Lifecycle Long Range Fund
New York
770,000
 $                   767,059
0.04%

Total

11,660,000
 $
11,615,459
0.58%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

Cusip
857689BA0

Issuer
STATION CASINOS INC

Underwriters
BoA, DBSI, Wachovia, Calyon,
Commerzbank, Goldman Sachs, JP Morgan,
RBS Greenwich Capital, Scotia Capital,
Wells
Fargo

Years of continuous operation, including predecessors
> 3 years

Security
STN 7.75% 8/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/1/2006

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public
offering
0

Total
400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%
Rating
Ba2/B-

Current yield
7.75%

Benchmark vs Spread (basis points)
276 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

New York Funds

DWS Bond VIP
New York
57,000
 $                     57,000
0.01%

DWS Core Plus Income Fund
New York
204,000
 $                   204,000
0.05%

Total

261,000
 $                   261,000
0.07%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

**Where Fund Performance is listed as
0.00%, the security was sold on the same day it was purchased.

Security Information

Security Purchased

CUSIP
959802AG4

Issuer
WESTERN UNION CO

Underwriters
Citigroup, Morgan Stanley, Wachovia, BNY,
Bank of Tokyo Mitsubishi, Barclays, BNP
Paribas, CIBC, DBSI, IBJ Schroder, JP
Morgan, Keybanc Capital Markets, LaSalle
Bank NA, Scotia Capital, Societe
Generale,
Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
WU 6.2% 11/17/2036

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/14/2006

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public
offering
0

Total
500,000,000

Public offering price
99.45

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A3/A-

Current yield
6.23%

Benchmark vs Spread (basis points)
158 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Core Fixed Income VIP
Chicago
1,125,000
 $
1,118,779
0.23%

New York Funds

DWS Core Plus Income Fund
New York
2,145,000
 $
2,133,138
0.43%

Total

3,270,000
 $
3,251,917
0.65%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.